Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of BLGI, Inc. , (the “Company”) on Form 10-K for the year ended April 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence P. Cummins, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 19, 2021	/s/ Lawrence P. Cummins Lawrence P. Cummins Chief Executive Officer (Principal Executive Officer)